Supplement to the currently effective Statements of Additional Information of each of the Funds/Portfolios listed below:

Cash Account Trust                                DWS Money Market  Prime Series
    Government and Agency Securities Portfolio    DWS Money Market Series
    Money Market Portfolio                        Investors Cash Trust
    Tax-Exempt Portfolio                              Treasury Portfolio
Cash Management Fund Institutional                NY Tax Free Money Fund
Cash Reserve Fund, Inc.                           Tax-Exempt California Money Market Fund
    Prime Series                                  Tax Free Money Fund Investment
Cash Reserves Fund Institutional

The following replaces similar disclosure in the "Net Asset Value" section of each Fund's/Portfolio's Statements of Additional Information:

The Fund/Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund/Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Fund's/Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with Board approved procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Fund's/Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's/Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees/Directors of the Fund/Portfolio believed would result in a material dilution to shareholders or purchasers, the Board of Trustees/Directors would promptly consider what action, if any, should be initiated. If the Fund's/Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees/Directors of the Fund/Portfolio might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees/Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's/Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees/Directors of the Fund/Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's/Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DIDI.




               Please Retain this Supplement for Future Reference



October 8, 2008